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                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (the "Agreement") is made and entered into effective as of May 15, 2007, by and among Diverse Media Group, Inc., a Delaware corporation (the "Company"), Diverse Media Group Corp., a Utah corporation ("Investor"), and Wilson-Davis & Co., Inc., a Utah corporation (the "Agent").

                                    RECITALS

         WHEREAS, the Company and Investor have entered into a Settlement and Release dated May __, 2007 (the "Settlement Agreement") and attached hereto as Exhibit A, pursuant to which the Company's affiliates, Diverse Talent Agency, Inc. and Christopher Nassif (together, "DT"), and Investor, its parent CirTran Corporation, a Nevada corporation ("CTC"), and certain of CTC's officers and directors, have agreed to, among other things, terminate their relationship and agreements between them and return the assets to the Company contributed to Investor;

         WHEREAS, pursuant to Section 8 of the Settlement Agreement, DT has agreed to cause the Company to issue 9,000,000 shares of the Company's common stock, $0.001 par value (the "Shares") to the Agent for the benefit of Investor, in consideration for, among other things, the return of the assets to the Company described in the Settlement Agreement;

         WHEREAS, the Shares are to be held by the Agent pending the registration, sale or return of the Shares by Investor pursuant to the terms of the Investor Rights Agreement dated May __, 2007 (the "Investor Rights Agreement" and together with the Settlement Agreement, the "Transaction Documents"), attached hereto as Exhibit B, between the Company and Investor;

         WHEREAS, pursuant to Section 8 of the Settlement Agreement, the Company has agreed to deposit with the Agent the certificates representing the Shares in the name of Investor; and

         WHEREAS, Investor has agreed, pursuant to Section 9 of the Settlement Agreement and Section 5.2 of the Investor Rights Agreement, that once Investor has sold Shares for net proceeds totaling $2,000,000, the Agent shall return any remaining Shares to the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Agreement, and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties to this Agreement agree as follows:

         1.   Delivery to the Agent.

              (a) Contemporaneously with the execution of this Agreement the Company has delivered to the Agent certificate(s) for the Shares (the "Certificates") as listed on Exhibit C attached hereto in the name of Investor.

              (b) Contemporaneously with the execution of this Agreement the Company and Investor shall deliver to the Agent a copy of the Transaction Documents.

         2. Duties and Obligations of Agent. The duties of the Agent under the terms of this Agreement are as follows:

              (a) Establishment of Escrow. The Agent shall upon the execution hereof receive from the Company and Investor and shall hold all of the instruments, certificates and documents delivered to the Agent pursuant to
Section 1 hereof until delivered in accordance with Section 2(c) hereof.

              (b) Establishment of Brokerage Account. The Agent will establish a brokerage account (the "Brokerage Account") at Wilson Davis & Co., Salt Lake City, Utah (the "Stockbroker") for the sole purpose of holding and selling the Shares hereunder. The Brokerage Account shall be under the sole control of the Agent; provided that duplicate copies of monthly statements and confirmations shall be sent to Investor and the Company. The Agent may deposit some or all of the Certificates in the Brokerage Account for safekeeping.

              (c) Deliveries and Notices in Accordance with Instructions. Agent shall deliver the Certificates in accordance with and provide the notices and take all actions required by the instructions contained in Section 3 hereof.

         3. Instructions to the Agent. The Company and Investor instruct the Agent to hold and distribute the Certificates and the proceeds from the sale of the Shares as follows:

              (a) Rule 144 Sales. From time to time, commencing on the first anniversary of the Settlement Agreement, Investor may instruct the Agent to sell Shares through the Brokerage Account by delivering to the Agent, with a copy to the Company, a notice substantially in the form of Exhibit D attached hereto (the "144 Sale Notice"). If the 144 Sale Notice appears to be in proper form, the Agent shall instruct the Stockbroker to sell through the Brokerage Account in accordance with Rule 144 that number of Shares as were indicated in the 144 Sale Notice. If Certificates representing at least the number of Shares requested to be sold are not already in the Brokerage Account, the Agent shall cause such Certificates to be delivered to the Stockbroker prior to the settlement date of any sales. The Agent, as nominee for Investor, shall complete such standard forms as the Stockbroker or the Company shall require in connection with such sales; provided that nothing contained herein shall require the Agent to determine whether or not the sale or proposed sale of the Shares complies with Rule 144. The proceeds from the sale of the Shares, net of reasonable commissions and fees imposed by the Stockbroker or reasonable underwriting expenses, commissions or discounts imposed by the underwriter, as applicable (the "Net Proceeds"), shall be delivered to or at the direction of Investor promptly after the settlement date of such sale; subject to the limitations imposed by Sections 3(d) and 3(e).

              (b) Registered Sales. From time to time, Investor may instruct the Agent to sell Shares pursuant to an effective registration under the Securities Act of 1933, as amended (the "Securities Act"), by delivering to the Agent, with a copy to the Company, a notice substantially in the form of Exhibit E attached hereto (the "Registered Sale Notice"). If the Registered Sale Notice appears to be in proper form and relates to a non-underwritten distribution, the Agent shall instruct the Stockbroker to sell through the Brokerage Account in accordance with the registration that number of Shares as were indicated in the Registered Sale Notice. If Certificates representing at least the number of Shares requested to be sold are not already in the Brokerage Account, the Agent shall cause such Certificates to the delivered to the Stockbroker prior to the settlement date of any sales. If the Registered Sale Notice appears to be in proper form and relates to an underwritten distribution, the Agent shall deliver, or cause the Stockbroker to deliver, to the underwriter Certificates representing that number of Shares as were indicated in the Registered Sale Notice. Nothing contained herein shall require the Agent to determine whether or not the sale or proposed sale of the Shares complies with the registration requirements or the Securities Act. The Net Proceeds from the sale of the Shares shall be delivered to or at the direction of Investor promptly after the settlement date of each sale; subject to the limitations imposed by Sections 3(d) and 3(e).

              (c) Other Transactions. The Company and Investor may from time to time jointly instruct the Agent in writing as to the disposition of any Shares the beneficial ownership of which has been transferred by Investor other than pursuant to Rule 144 or a registration under the Securities Act. If the transferred Shares are to remain subject to the restrictions on transferability created by the Investor Rights Agreement, the transferee shall become a party to this Agreement and deemed an "Investor" hereunder.

              (d) Bankruptcy Notice. As used herein, a "Bankruptcy Notice" is a notice that the Agent and Investor receive from the Company certifying that (i) Investor pursuant to or within the meaning of any bankruptcy law (1) has commenced a voluntary case or proceeding, (2) has consented to the entry of an order for relief against it in an involuntary case or proceeding, (3) has consented to the appointment of a custodian of it or for all or substantially all of its property, or (4) has made a general assignment for the benefit of its creditors; or (ii) a court of competent jurisdiction has (i) entered an order or decree under any bankruptcy law that is for relief against Investor in an involuntary case or proceeding, (ii) appointed a custodian of Investor or for all or substantially all of its property, or (iii) has ordered the liquidation of the Investor, and such order has not been stayed for 60 days. If the Agent has received a Bankruptcy Notice that has not been contested by Investor, then, prior to delivering any Certificates pursuant to Sections 3(a), 3(b) or 3(c) the Agent shall request confirmation from the Company that the first right of refusal pursuant to Section 5.3 of the Investor Rights Agreement has been satisfied or waived, which confirmation will not be unreasonably withheld or delayed.

              (e) Once the aggregate amount of all Net Proceeds equals or exceeds $2,000,000, the Agent shall deliver any unsold Shares to the Company.

              (f) The Agent shall cause the Stockbroker to send to the Company, within three business days of each transfer, a duplicate confirmation regarding each sale of the Shares through the Brokerage Account.


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

         4.   Limitations on the Agent's Responsibility.

              (a) The Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any of the instruments, certificates or other documents deposited with it hereunder, or the identity, authority, or rights of any person executing or depositing the same.

              (b) The Agent shall not be required to take or be bound by notice of any default by any person, or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to Agent of such default by the undersigned or any of them in accordance with this Agreement.

              (c) The Agent shall not incur any liability in acting upon any notice, request, waiver, consent, receipt or other paper or document believed by the Agent to be genuine and to be signed by the proper party or parties.

              (d) The Agent may be advised by legal counsel in the event of any dispute or question concerning Agent's duties hereunder and shall not be held to any liability for acting in accordance with advice so received. All expenses of legal counsel incurred by Agent in the performance of his duties hereunder shall be paid equally by the Company and Investor.

         5. Disputes. In the event of any disagreement between the undersigned or any of them, and/or the person or persons named in the foregoing instruments, and/or any other person, resulting in adverse claims and demands being made in connection with or for any papers, money or property involved herein or affected hereby, the Agent shall be entitled at its option to refuse to comply with any such claim or demand and with any instructions set forth herein, so long as such disagreement shall continue, and in so refusing the Agent may refrain from making any delivery or other disposition of any notices, instruments, certificates, stock powers or other documents involved herein or affected hereby, and in so doing the Agent shall not be or become liable to the undersigned or any of them or to any person or party for its failure or refusal to comply with such conflicting or adverse demands; and the Agent shall be entitled to continue so to refrain and refuse so to act until:

              (a) The rights of adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and the Shares involved herein or affected hereby; and/or

              (b) All differences shall have been settled by agreement and the Agent shall have been notified thereof in writing signed by all of the persons interested.

         6. Termination of Escrow. The escrow created by this Agreement will be terminated as follows:

              (a) Delivery by the Agent of all instruments, certificates, documents and payments in accordance with the terms of this Agreement;

              (b) Resignation by the Agent upon 30 days' written notice to the Company and Investor. If the Company and Investor have not notified the resigning Agent of the mutual designation of a new Agent within 30 days after


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

such notice of resignation (or such later effective date of resignation as was specified in the notice of resignation) then the Agent may petition (by means of an interpleader or other appropriate method) any court of competent jurisdiction for instruction with respect to the disposition of remaining Shares or funds in escrow and Agent may deposit with such court, for holding and disposition in accordance with the holdings of such court, the Shares and funds then held by the Agent hereunder.

         7. Fees. The Agent shall receive fees for its services in establishing the escrow as provided herein and performing any and all obligations of the Agent under this Agreement, or performing any and all acts deemed necessary or appropriate by Agent in furtherance of this Agreement, in accordance with the fee schedule attached hereto as Exhibit F. The fees of the Agent shall be paid equally by the Company and Investor.

         8. General Provisions. The following general provisions are integral parts of this Agreement:

              (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

              (b) This Agreement may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument.

              (c) This Agreement, including the exhibits, constitutes the entire agreement between the parties hereto concerning the subject matter hereof. All prior and contemporaneous agreements concerning the subject matter hereof are merged herein.

         9. Notices. Any notice which any of the parties hereto is required or permitted to give to any of the others must be in writing and may be given by personal delivery or by mailing the same by regular mail, to the party to which or to whom the notice is directed, at the address of such party as set forth below, or at such address as the parties may hereafter designate in writing. Any such notice mailed to such address shall be effective when deposited in the mail, duly addressed and postage prepaid, notwithstanding failure by the addressee thereof to receive such mailed notice:



             If to the Company:             _______________________________
                                            _______________________________
                                            _______________________________

             With a copy to:                Katten Muchin Rosenman LLP
                                            2029 Century Park East, Suite 2600
                                            Los Angeles, California 90067
                                            Attention:  Daniel A. Platt, Esq.

             If to Investor:                Diverse Media Group Corp.
                                            4125 South 6000 West
                                            West Valley City, Utah 84128


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

             If to the Agent:               Wilson-Davis & Co., Inc.
                                            Attn: Lyle Davis
                                            236 S. Main St.
                                            Salt Lake City, Utah  84101






                      [Signature Page Follows Immediately]

























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


         EXECUTED effective as of the day and year first above written.

COMPANY:                              DIVERSE MEDIA GROUP, INC.,
                                               a Delaware corporation


                                      By:
                                          --------------------------------------
                                             Name:
                                             Title:


INVESTOR:                             DIVERSE MEDIA GROUP CORP.,
                                      a Utah corporation


                                      By:
                                          --------------------------------------
                                             Name:
                                             Title:


AGENT:                                WILSON-DAVIS & CO., INC.,
                                      a Utah corporation

                                      By:
                                          --------------------------------------
                                             Name:
                                             Title:






                      [Signature Page to Escrow Agreement]

                                    Exhibit A
                             Settlement and Release





















                                   [Exhibit A]

                                    Exhibit B
                            Investor Rights Agreement


























                                   [Exhibit B]

                                    Exhibit C


                       ------------------ ---------------
                           Shares           Certificate
                                               No.
                       ------------------ ---------------

                       ------------------ ---------------

                       ------------------ ---------------

                       ------------------ ---------------

                       ------------------ ---------------
                           9,000,000
                       ------------------ ---------------
























                                   [Exhibit C]

                                    Exhibit D
                                 144 Sale Notice


To:      _______________ ("Agent") and Diverse Media Group, Inc. (the "Company")
Re: Sale of Shares pursuant to Escrow Agreement dated May __, 2007 (the "Escrow Agreement")

         You are hereby instructed to sell _______ Shares of the Common Stock, $0.001 par value (the "Common Stock"), of the Company pursuant to Rule 144 of the Securities Act of 1933, as amended (the "Act") for the benefit of the undersigned. In connection with this instruction, the undersigned notifies you as follows:

         1. The undersigned desires to sell _______ Shares (the "Shares") of Common Stock.

         2. The overall monthly trading volume (the "Monthly Trading Volume") of the Common Stock of the Company is ______ shares of Common Stock. The Monthly Trading Volume has been calculated on a week by week basis as the trading volume reported by ________________ (the "Market"), the principal market or exchange on which the Common Stock trades for the four trading weeks (Monday through Friday) immediately preceding the date of this 144 Sale Notice.

         3. Attached hereto is copy of the Monthly Trading Volume as reported by the Market.

         4. The number of Shares the undersigned desires to sell is less than 15% of the Monthly Trading Volume.

         5. The Shares are being sold during the two-year period following the date the undersigned acquired the Shares from the Company or an affiliate of the
Company:

              [ ]  Yes   [ ]  No

              a. If Yes, the undersigned has filed a Rule 144 Notice required by the Securities Act.

              b. If Yes, the undersigned will comply with the volume limitations and current public information requirements of the Securities Act.

              c. If Yes, the undersigned will sell the Shares in a broker's transaction in compliance with the Securities Act.












                                   [Exhibit D]

         6. Upon completion of the sale, direct the proceeds, net of commissions and fees, to _____________________ at the following address:

         ---------------------------

         ---------------------------

Dated: ____________, 20__

                                                     [Investor Name]


                                                     By: ____________________
                                                            Name:
                                                            Title:

         Acknowledged and Agreed:

         Diverse Media Group, Inc.


         By:
            --------------------------------
                 Name:
                 Title:





















                                   [Exhibit D]

                                    Exhibit E
                             Registered Sale Notice


To:      _______________ ("Agent") and Diverse Media Group, Inc. (the "Company")
Re: Sale of Shares pursuant to Escrow Agreement dated May __, 2007 (the "Escrow Agreement")

         You are hereby instructed to sell _______ Shares of the Common Stock, $0.001 par value (the "Common Stock"), of the Company pursuant to an effective registration under the Securities Act of 1933, as amended (the "Securities Act"), for the benefit of the undersigned. In connection with this instruction, the undersigned notifies you as follows:

         1. The undersigned desires to sell _______ Shares (the "Shares") of Common Stock.

         2. The overall monthly trading volume (the "Monthly Trading Volume") of the Common Stock of the Company is ______ shares of Common Stock. The Monthly Trading Volume has been calculated on a week by week basis as the trading volume reported by ________________ (the "Market"), the principal market or exchange on which the Common Stock trades for the four trading weeks (Monday through Friday) immediately preceding the date of this Notice.

         3. Attached hereto is copy of the Monthly Trading Volume as reported by the Market.

         4. The number of Shares the undersigned desires to sell is less than 15% of the Monthly Trading Volume.

         5. The Shares are being sold pursuant to an underwritten distribution:

                  [ ]  Yes   [ ]  No

              a. If Yes, the Agent shall deliver or cause to be delivered certificates representing the Shares to the following underwriter for sale in accordance with the Escrow Agreement:

              ---------------------------

              ---------------------------

              ---------------------------

              b. If No, the Agent will cause the Shares to be sold by the Stockbroker pursuant to the terms of the Escrow Agreement.














                                   [Exhibit E]

         6. Upon completion of the sale, direct the proceeds, net of commissions, underwriting discounts and expenses, and fees, to ________________ at the following address:

         ---------------------------

         ---------------------------

Dated: ____________, 20__

                                                   [Investor Name]


                                                   By: ____________________
                                                          Name:
                                                          Title:

         Acknowledged and Agreed:

         Diverse Media Group, Inc.


         By:
            --------------------------------
                 Name:
                 Title:


















                                   [Exhibit E]

                                    Exhibit F
                                  Fee Schedule

         In its capacity as Stockbroker, Wilson-Davis & Co., Inc. will charge its normal and customary fees. Agent will not receive additional fees for its services as Agent.

































                                   [Exhibit F]

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